SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 20, 2003

NEW CENTURY BANCORP, INC.

(Exact name of Registrant as specified in its charter)

North Carolina	000-50400	20-0218264
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

700 West Cumberland Street, Dunn, North Carolina 28334

(Address of principal executive offices)

Registrant’s telephone number, including area code (910) 892-7080

Not Applicable

(Former address of principal executive offices)

Item 5.

On November 20, 2003, New Century Bancorp, Inc. (the “Registrant”) released a press release (the “Press Release”) announcing that its subsidiary, New Century Bank, had obtained the number one market share in its headquarters of Dunn, North Carolina, at 29%. A copy of the Press Release is attached as Exhibit 99.1 and incorporated by reference into this Item 5.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY BANCORP, INC.

By:	/s/ John Q. Shaw, Jr.

John Q. Shaw, Jr. President and Chief Executive Officer

Dated: November 20, 2003

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release

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